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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - February 19, 2004
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                  No. 0-11321                11-2580136
         --------                  -----------                ----------
 (State of Incorporation)        Commission File          (I.R.S. Employer
                                                          Identification No.)


    Six International Drive, Suite 190,
            Rye Brook, New York                            10573
            -------------------                            -----
           (Address of principal                          Zip Code
            executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

  Exhibit No.       Exhibit
  -----------       -------

   99.1 Press Release of Universal American Financial Corp., dated February 19, 2004, reporting Universal's financial results for the fourth quarter of 2003.


Item 12.   Results of Operations and Financial Condition.

On February 19, 2004, Universal American Financial Corp. issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL AMERICAN FINANCIAL CORP.


                                          By:  /s/ Richard A. Barasch
                                               ---------------------------------
                                               Name:   Richard A. Barasch
                                               Title:  President and Chief
                                                       Executive Officer




Date:  February 19, 2004



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                                  EXHIBIT INDEX

         Exhibit No.          Description
         -----------          -----------

         Exhibit 99.1 Press Release of Universal American Financial Corp., dated February 19, 2004, reporting Universal's financial results for the fourth quarter of 2003.





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